UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05468

Exact name of registrant as specified in charter:	The High Yield Plus Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2005

Date of reporting period:	3/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

The High Yield Plus Fund, Inc.

ANNUAL REPORT

March 31, 2005

Directors

David E. A. Carson

Eugene C. Dorsey

Robert E. La Blanc

Douglas H. McCorkindale

Thomas T. Mooney

Richard A. Redeker

Robin B. Smith

Stephen D. Stoneburn

Clay T. Whitehead

Investment Adviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

The Bank of New York

One Wall Street

New York, NY 10286

Transfer Agent

Equiserve Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The High Yield Plus Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

CUSIP 429906100

HYPS

Letter To Shareholders	May 20, 2005

Dear Shareholder:

The high yield market posted a positive 6.8% return for the twelve months ended March 31, as measured by the Lehman Brothers High Yield Index, significantly outperforming investment-grade bonds, which returned 1.1% for the same time period, as measured by the Lehman Brothers Aggregate Index.

Market Update

High yield spreads tightened 14 basis points during the Fund’s fiscal year to 324 basis points over the 10-year US Treasury. The yield on the 10-year Treasury increased by 64 basis points over the year from 3.84% to 4.48%, while the yield on the high yield market increased by 50 basis points from 7.22% at the end of March 2004 to 7.72% at the end of March 2005. Spreads remain well inside their 10-year historical average of 506 basis points, and spreads between BB-, B- and CCC-rated bonds are compressed. While fundamentals and market technicals remain solid, we believe valuation has become somewhat stretched.

Within high yield, lower-quality bonds outperformed the higher-quality segment of the market. BB-rated bonds returned 4.1% this period, while B-rated bonds returned 6.7%, and CCC-rated bonds returned 11.6%.

Investor interest in high yield was weak during the year, with negative cash flows to the asset class of US$4.9 billion. During the first quarter of 2005, high yield mutual funds experienced net outflows of US$4.6 billion. By comparison, fund flows were a negative US$2.3 billion for the first quarter of 2004. Although mutual funds represent only a portion of the market, the trend does suggest negative sentiment among one segment of investors. For the broad market, the supply of high yield new issues priced in the first quarter of 2005 was US$38.5 billion versus US$42.6 billion for 2004, according to Merrill Lynch. The impact of less supply coming to market mitigates the impact of the decline in demand, as indicated by negative mutual fund flows.

Fund Performance

The Fund’s total returns for the periods ended March 31, 2005 are shown on the following table. For comparison, we have also provided the returns of the Lehman Brothers High Yield Index and the Lipper Closed-End Leveraged High Yield category, an average of 28 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially amongst the funds in the group and can affect performance.

	6 Mos	1 Yr	2 Yrs*

High Yield Plus Fund (NAV)	2.4%	6.7%	17.1%
Lipper Closed-End High Current Yield Leveraged	5.1	11.5	21.8
Lehman Brothers High Yield Index	2.9	6.8	14.5

Source: Lipper Analytical Services, Inc.

*	Annualized

The Fund is leveraged and has a $35 million credit line provided by Bank of America. The Fund had drawn $28.5 million on the line at quarter end, $0.5 million more than the Fund’s prior fiscal year-end. Borrowings fluctuate depending on investment outlook and opportunities. As of March 31, 2005, the Fund’s shares were priced at $4.10. This price reflected a premium of 6.2% to the Fund’s net asset value of $3.85 per share. (On average, the funds in the Lipper Leveraged Closed End universe were trading at a discount of 2.7% as of March 31, 2005.) On March 31, 2005, the Fund’s monthly dividend rate of $0.035 per share equated to an annualized yield of 10.2% relative to the Fund’s stock price.

Underperformance versus the benchmark was primarily the result of a relatively conservative posture in the Utilities sector where higher risk names rallied ahead of lower risk names. Our security selection within Capital Goods and Technology also contributed to the underperformance. Partially offsetting these negative relative contributors was strong performance among the securities in the Consumer Cyclical sector, primarily Retail, and in the Energy Sector.

We are gradually reducing our exposure to the higher-risk portions of the market as valuations become less attractive. This is expressed in a move toward higher rated credits, a reduction in our exposure to high beta names and a move away from cyclical toward non-cyclical sectors.

Currently, we do not see any endogenous catalysts on the horizon that will pressure high yield spreads to widen. Although credit quality of new issuance is declining, the magnitude of this issuance is not yet sufficient to create systemic market risk.

However, there are some exogenous factors that could drive credit spreads wider (e.g. autos coming into high yield market, oil prices heading higher, reinvestment of high yield cash flow into other markets). These factors are difficult to anticipate and, we believe, not reflected in the current pricing of the market.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Earl McEvoy

Portfolio Manager

Senior Vice President

Wellington Management Company, LLP

Portfolio of Investments as of March 31, 2005	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS—142.9%
CORPORATE BONDS—142.8%
Aerospace & Defense—2.1%

Argo-Technology Corp., Sr. Notes	B3	9.25%	6/1/11	$205	$220,375
Hawk Corp., Sr. Notes	B2	8.75	11/1/14	220	225,500
L-3 Communications Corp.,
Gtd. Notes	Ba3	7.63	6/15/12	75	79,688
Sr. Sub. Notes	Ba3	5.88	1/15/15	140	134,400
Moog, Inc., Sr. Sub. Notes	Ba3	6.25	1/15/15	95	93,100
Sequa Corp., Sr. Notes	B1	9.00	8/1/09	500	534,999
Transdigm, Inc., Gtd. Notes	B3	8.38	7/15/11	10	10,263

					1,298,325
Auto & Related—4.3%

Adesa Inc., Sr. Sub. Notes	B1	7.63	6/15/12	310	310,000
Affinia Group, Inc., Gtd. Notes 144A	Caa1	9.00	11/30/14	65	60,125
Arvinmeritor, Inc., Notes	Baa1	8.75	3/1/12	210	218,400
Cummins, Inc., Debs.	Ba2	7.13	3/1/28	30	30,300
Dana Corp., Notes	Ba2	7.00	3/1/29	235	206,372
Navistar International Corp.,
Sr. Notes	Ba3	7.50	6/15/11	250	251,875
Gtd. Notes, Ser. B	Ba3	9.38	6/1/06	195	203,288
J.B. Poindexter & Co., Sr. Notes 144A	B1	8.75	3/15/14	445	442,775
Tenneco Automotive, Inc.,
Sec’d. Notes, Ser. B	B2	10.25	7/15/13	120	133,800
Sr. Sub. Notes 144A	B3	8.63	11/15/14	115	111,838
TRW Automative, Inc.,
Sr. Sub. Notes	B1	11.00	2/15/13	428	479,359
Visteon Corp., Notes	Ba2	7.00	3/10/14	250	212,500

					2,660,632
Building Materials & Related—0.1%

Building Materials Corp., Sr. Notes	B2	7.75	8/1/14	80	80,000

Chemicals—10.0%

Acetex Corp., Sr. Notes	B2	10.88	8/1/09	195	207,675
ARCO Chemical Co., Debs.	B1	9.38	12/15/05	700	724,500
BCP Crystal Holdings,
Sr. Sub. Notes 144A	B3	9.63	6/15/14	330	376,200
Borden US Financial Corp.,
Sr. Sec’d. Notes 144A	B3	9.00	7/15/14	195	210,600

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2005	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Chemicals (cont’d.)

Equistar Chemical Funding,
Gtd. Notes	B2	10.13%	9/1/08	$60	$66,300
Sr. Notes	B2	10.63	5/1/11	355	398,488
Hercules, Inc.,
Gtd. Notes	NR	6.50	6/30/29	230	184,000
Sr. Notes	Ba3	6.75	10/15/29	185	181,300
Huntsman LLC., Gtd. Notes	B1	11.63	10/15/10	65	76,050
IMC Global, Inc.,
Notes	B1	7.30	1/15/28	100	101,500
Gtd. Notes, Ser. B	Ba3	10.88	6/1/08	125	143,125
Gtd. Notes, Ser. B	Ba3	11.25	6/1/11	835	931,024
Koppers, Inc., Gtd. Notes	B2	9.88	10/15/13	380	423,700
Lubrizol Corp., Sr. Notes	Baa3	5.50	10/1/14	80	80,117
Macdermid, Inc., Gtd. Notes	Ba3	9.13	7/15/11	190	203,775
Methanex Corp. (Canada), Sr. Notes	Ba1	8.75	8/15/12	605	698,775
Millenium America, Inc., Gtd. Notes	B1	9.25	6/15/08	210	225,225
Nalco Co., Sr. Notes	B2	7.75	11/15/11	210	218,400
Omnova Solutions, Inc., Sec’d. Notes	B2	11.25	6/1/10	80	83,600
Polypore, Inc., Sr. Sub. Notes	Caa1	8.75	5/15/12	425	397,375
Rockwood Specialties Group, Inc., Sub.
Notes 144A	B3	7.50	11/15/14	50	50,000
Union Carbide Corp., Debs.	B1	6.79	6/1/25	190	190,238

					6,171,967
Construction Machinery—2.2%

Case New Holland, Inc.,
Sr. Notes 144A	Ba3	9.25	8/1/11	55	58,575
Sr. Notes 144A	Ba3	9.25	8/1/11	580	617,699
Douglas Dynamics LLC, Sr. Notes 144A	B3	7.75	1/15/12	60	58,800
The Manitowoc Company, Inc., Gtd. Notes	B2	10.50	8/1/12	142	161,170
United Rentals NA, Gtd. Notes	B1	6.50	2/15/12	465	452,213

					1,348,457
Consumer Cyclical Services—0.6%

Corrections Corp., Sr. Notes 144A	B1	6.25	3/15/13	120	115,200
IAAI Finance Corp., Sr. Notes 144A	Caa1	11.00	4/1/13	230	228,544

					343,744
Consumer Products—1.2%

Bombardier Recreational, Sr. Sub. Notes	B3	8.38	12/15/13	450	477,000
Playtex Products, Inc., Sec’d. Notes	B2	8.00	3/1/11	230	247,825

					724,825

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2005	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Diversified Manufacturing—1.2%

Invensys, Inc., Sr. Notes 144A	B3	9.88%	3/15/11	$295	$300,163
Itron, Inc., Sr. Sub. Notes	B2	7.75	5/15/12	465	462,675

					762,838
Energy & Related—8.1%

Amerada Hess Corp., Notes	Ba1	7.30	8/15/31	310	349,579
Chesapeake Energy Corp.,
Gtd. Notes	Ba3	7.75	1/15/15	265	280,238
Sr. Notes	Ba3	6.88	1/15/16	175	176,750
Encore Acquisition Co., Gtd. Notes	B2	8.38	6/15/12	70	75,600
Energy Corporate of America, Sr. Sub.
Notes	Caa3	9.50	5/15/07	945	911,924
Forest Oil Corp., Sr. Notes	Ba3	8.00	6/15/08	412	437,750
Giant Industries, Gtd. Notes	B3	11.00	5/15/12	394	449,160
Hornbeck Offshore Services, Inc., Sr. Notes	Ba3e	6.13	12/1/14	115	113,275
Magnum Hunter Re., Gtd. Notes	B2	9.60	3/15/12	92	103,040
Parker Drilling Co., Sr. Notes	B2	9.63	10/1/13	430	475,150
Petroleum Geo-Services, Notes	Ba3	10.00	11/5/10	420	471,451
Plains E&P Co., Sr. Sub. Notes	Ba3	8.75	7/1/12	45	49,050
Premcor Refining Group, Sr. Sub.
Notes	Ba3	6.75	5/1/14	195	195,000
Pride International, Inc., Sr. Notes	Ba2	7.38	7/15/14	295	312,700
Range Resources Corp., Sr. Sub. Notes 144A	B3	6.38	3/15/15	80	76,800
Tesoro Petroleum Corp., Sr. Sub. Notes	Ba2	8.00	4/15/08	125	130,625
Western Oil Sands Inc. (Canada), Sec’d. Notes	Ba2	8.38	5/1/12	200	227,702
Whiting Petroleum Corp., Sr. Sub. Notes	B2	7.25	5/1/12	180	181,800

					5,017,594
Entertainment—2.9%

Allied Waste North America, Inc.,
Sr. Notes, Ser. B	B2	8.50	12/1/08	440	451,000
AMC Entertainment, Inc., Sr. Sub. Notes	B3	8.00	3/1/14	240	229,200
Liberty Media Corp.,
Debs.	Baa3	8.25	2/1/30	125	127,090
Bonds	Baa3	7.88	7/15/09	130	140,706
Leslie’s Poolmart, Sr. Notes 144A	B2	7.75	2/1/13	140	141,400
Marquee, Inc., Sr. Notes 144A	B2	8.63	8/15/12	220	234,300
Time Warner, Inc., Debs.	Baa1	9.13	1/15/13	360	444,821

					1,768,517

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2005	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Financial Services—1.8%

C.B. Richard Ellis Services, Sr. Notes	B1	9.75%	5/15/10	$42	$47,460
Chevy Chase Bank FSB, Sub. Notes	Ba3	6.88	12/1/13	190	196,650
Provident Cos., Inc., Sr. Notes	Ba1	7.00	7/15/18	105	107,578
Refco Finance Holdings, Gtd. Notes 144A	B3	9.00	8/1/12	170	180,200
Riggs Capital Trust, Gtd. Notes	Caa1	8.63	12/31/26	270	302,400
UnumProvident Corp.,
Debs.	Ba1	7.38	6/15/32	15	15,280
Notes	Ba1	6.75	12/15/28	145	140,556
Sr. Notes	Baa3	7.63	3/1/11	90	96,750

					1,086,874
Food & Beverage—0.4%

Dole Food Co.,
Gtd. Notes	B2	7.25	6/15/10	30	30,300
Sr. Notes	B2	8.88	3/15/11	165	177,375
United Agriculture Products, Sr. Notes	B1	8.25	12/15/11	53	55,120

					262,795
Gaming—8.7%

Aztar Corp., Sr. Sub. Notes	Ba3	9.00	8/15/11	200	216,000
Boyd Gaming Corp.,
Sr. Sub. Notes	B1	8.75	4/15/12	30	32,475
Sr. Sub. Notes	B1	7.75	12/15/12	165	172,838
Herbst Gaming, Inc., Sr. Sub. Notes 144A	B3	7.00	11/15/14	235	233,825
Mandalay Resorts Group, Sr. Sub. Notes	Ba3	9.38	2/15/10	375	415,313
MGM Mirage,
Gtd. Notes	Ba2	6.00	10/1/09	205	202,181
Sr. Sub. Notes	Ba2	8.50	9/15/10	510	558,449
Mohegan Tribal Gaming Authority, Sr. Notes 144A	Ba2	6.13	2/15/13	135	132,300
OED Corp., Gtd. Notes	B2	8.75	4/15/12	235	221,488
Park Place Entertainment, Inc. Sr. Sub.
Sr. Notes	Ba1	7.00	4/15/13	135	144,788
Sr. Sub Notes	Ba2	8.13	5/15/11	375	415,313
Penn National Gaming, Inc., Gtd.
Notes	B2	8.88	3/15/10	55	58,300
River Rock Entertainment, Sr. Notes	B2	9.75	11/1/11	415	454,424
Riviera Holdings Corp., Sr. Sec’d.
Notes	B2	11.00	6/15/10	625	690,624
Seneca Gaming Corp., Sr. Notes	B2	7.25	5/1/12	70	69,650
Station Casinos, Sr. Sub. Notes	B1	6.50	2/1/14	105	104,213
Virgin River Casino Corp., Sec’d.
Notes 144A	B3	9.00	1/15/12	810	846,449
Wynn Las Vegas LLC, First Mtge. 144A	B2	6.63	12/1/14	400	380,000

					5,348,630

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2005	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Health Care—9.1%

Amerisource Bergen Corp., Sr. Notes	Ba2	8.13%	9/1/08	$420	$450,450
CDRV Investors, Inc., Sr. Disc. Notes 144A (a)	Caa2	0.00	1/1/15	1,145	689,863
DaVita, Inc.,
Sr. Notes 144A	B2	6.63	3/15/13	130	128,700
Sr. Sub. Notes 144A	B3	7.25	3/15/15	130	127,400
HCA, Inc.,
Notes	Ba2	5.50	12/1/09	50	49,439
Notes	Ba2	6.38	1/15/15	830	823,892
Notes	Ba2	7.50	11/6/33	355	361,461
Sr. Notes	Ba2	5.75	3/15/14	85	81,133
Healthsouth Corp., Sr. Notes	WR	8.38	10/1/11	435	428,476
NDC Health Corp., Gtd. Notes	B3	10.50	12/1/12	710	729,525
Omnicare, Inc., Sr. Sub. Notes	Ba2	6.13	6/1/13	70	68,075
Radiologix, Inc., Sr. Notes	B2	10.50	12/15/08	770	820,050
Triad Hospitals, Inc.,
Sr. Notes	B2	7.00	5/15/12	450	454,500
Sr. Sub. Notes	B3	7.00	11/15/13	230	225,975
Ventas Realty Corp., Sr. Notes	Ba3	6.63	10/15/14	165	163,763

					5,602,702
Home Construction—1.9%

Beazer Homes USA, Inc., Gtd. Notes	Ba1	8.63	5/15/11	100	106,000
Champion Enterprises, Inc., Gtd. Notes	B3	7.63	5/15/09	155	156,163
Champion Home Builders, Gtd. Notes	B2	11.25	4/15/07	60	64,800
D.R. Horton, Inc.,
Sr. Notes	Ba1	6.88	5/1/13	200	207,500
Sr. Sub. Notes	Ba2	9.38	3/15/11	250	270,655
Sr. Sub. Notes	Ba2	9.75	9/15/10	110	127,662
Standard Pacific Corp., Sr. Notes	Ba2	6.25	4/1/14	230	218,500

					1,151,280
Industry Other—2.8%

Blount, Inc., Sr. Sub. Notes	Caa1	8.88	8/1/12	230	242,650
Fastentech, Inc., Sr. Notes 144A	B3	11.50	5/1/11	205	220,375
General Binding Corp., Gtd. Notes	Caa1	9.38	6/1/08	235	236,175
General Cable Corp., Sr. Notes	B2	9.50	11/15/10	55	60,500
Thomas & Betts Corp.,
Notes	Ba1	6.39	2/10/09	15	15,494
Notes	Ba1	7.25	6/1/13	40	42,479
Ucar Finance, Inc., Gtd. Notes	B2	10.25	2/15/12	400	428,000
Valmont Industries, Inc., Gtd. Notes	BA3	6.88	5/1/14	40	39,600
Wesco Distribution, Inc., Gtd. Notes, Ser. B	B2	9.13	6/1/08	420	432,776

					1,718,049

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2005	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Lodging—2.1%

Host Marriott LP,
Sr. Notes	Ba3	7.13%	11/1/13	$100	$99,250
Gtd. Notes, Ser. G	Ba3	9.25	10/1/07	210	224,700
Gtd. Notes, Ser. I	Ba3	9.50	1/15/07	380	400,900
Lodgenet Entertainment Corp., Sr. Sub. Debs.	B3	9.50	6/15/13	170	185,300
Royal Caribbean Cruises Ltd. (Liberia), Debs.	Ba1	7.50	10/15/27	145	154,425
Starwood Hotels & Resorts Worldwide, Inc.,
Gtd. Notes	Ba1	7.88	5/1/12	205	223,963

					1,288,538
Media Cable—8.0%

Cablevision Systems Corp., Sr. Notes 144A	B3	8.00	4/15/12	555	570,263
Charter Communications Holdings LLC,
Sr. Notes	Ca	9.63	11/15/09	450	352,125
Sr. Notes	Ca	10.75	10/1/09	1,165	955,300
CSC Holdings, Inc.,
Debs.	B1	7.63	7/15/18	220	228,800
Sr. Notes, Ser. B	B1	8.13	7/15/09	720	759,600
Insight Midwest LP, Sr. Notes	B2	10.50	11/1/10	810	866,700
Mediacom Broadband LLC, Gtd. Notes	B2	11.00	7/15/13	630	674,100
Rogers Cable, Inc. (Canada),
Bonds	Ba3	8.75	5/1/32	80	92,800
Sec’d. Notes	Ba3	6.25	6/15/13	370	358,900
Sec’d. Notes	Ba3	6.75	3/15/15	60	59,100
Shaw Communications, Inc.,
Sr. Notes	Ba2	7.25	4/6/11	15	16,013
Sr. Notes	Ba2	8.25	4/11/10	30	33,000

					4,966,701
Media NonCable—10.0%

AdvanStar Communications, Inc.,
Sec’d. Notes	B3	10.75	8/15/10	335	372,688
Gtd. Notes, Ser. B	Caa2	12.00	2/15/11	105	112,613
Canwest Media, Inc.,
Sr. Sub. Notes 144A	B2	8.00	9/15/12	155	163,138
Sr. Sub. Notes	B2	10.63	5/15/11	350	381,500
Corus Entertainment, Inc.(Canada),
Sr. Sub. Notes	B1	8.75	3/1/12	205	219,863
Dex Media West Finance Co., Sr. Sub. Notes	B2	9.88	8/15/13	590	657,849
Dex Media East Finance Co., Gtd. Notes	B2	12.13	11/15/12	380	450,300
Echostar DBS Corp., Sr. Notes	Ba3	9.13	1/15/09	442	472,940

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2005	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Media NonCable (cont’d.)

Intelsat, Ltd. (Bermuda),
Notes	Caa1	7.63%	4/15/12	$240	$208,800
Sr. Notes	Caa1	5.25	11/1/08	105	96,600
Sr. Notes 144A	B2	8.25	1/15/13	190	191,900
Sr. Notes 144A	B2	8.63	1/15/15	205	209,100
LBI Media, Inc., Gtd. Notes	B3	10.13	7/15/12	10	11,000
PanAmSat Corp., Gtd. Notes	B1	9.00	8/15/14	120	126,600
Quebecor Media, Inc., Sr. Notes	B2	11.13	7/15/11	1,050	1,160,249
Radio One, Inc., Sr. Sub. Notes 144A	B2	6.38	2/15/13	115	112,988
RH Donnelley, Inc., Sr. Sub. Notes 144A	B2	10.88	12/15/12	455	524,388
Sinclair Broadcast Group, Inc.,
Gtd. Notes	B2	8.00	3/15/12	230	234,600
Gtd. Notes	B2	8.75	12/15/11	210	220,500
Vertis, Inc., Gtd. Notes, Ser. B	Caa1	10.88	6/15/09	290	279,850

					6,207,466
Metals—3.1%

AK Steel Corp., Gtd. Notes	B1	7.88	2/15/09	235	230,299
Arch Western Finance LLC, Sr. Notes	Ba3	6.75	7/1/13	220	221,100
Consol Energy, Inc., Gtd. Notes	Ba2	7.88	3/1/12	215	235,425
Massey Energy Co., Sr. Notes	Ba3	6.63	11/15/10	95	95,475
Neenah Corp., Sec’d. Notes 144A	B2	11.00	9/30/10	205	227,550
Numatics, Inc., Sr. Sub. Notes, Ser. B	Caa2	9.63	4/1/08	365	332,150
Peabody Energy Corp., Gtd. Notes,
Ser. B	Ba3	6.88	3/15/13	100	103,000
Steel Dynamics, Inc.,
Gtd. Notes	Ba2	9.50	3/15/09	65	70,038
Sr. Notes	Ba2	9.50	3/15/09	135	145,463
United States Steel LLC, Sr. Notes	Ba2	10.75	8/1/08	200	230,000

					1,890,500
Packaging—3.8%

Anchor Glass Container, Inc., Sr. Sec’d. Notes	B2	11.00	2/15/13	585	527,963
Crown Euro Holdings SA, Sec’d. Notes	B2	10.88	3/1/13	580	672,800
Owens-Brockway Glass Container, Inc.,
Sr. Sec’d. Notes	B1	8.88	2/15/09	815	870,012
Pliant Corp., Sec’d. Notes	B3	11.13	9/1/09	255	255,000

					2,325,775
Paper—8.0%
Abitibi-Consolidated, Inc. (Canada),
Debs.	Ba3	8.55	8/1/10	845	857,674
Notes	Ba3	7.75	6/15/11	225	220,500

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2005	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Paper (cont’d.)

Bowater Canada Finance, Gtd. Notes	Ba3	7.95%	11/15/11	$175	$181,563
Bowater, Inc., Notes	Ba3	6.50	6/15/13	280	266,700
Georgia-Pacific Corp.,
Gtd. Notes	Ba2	8.88	2/1/10	675	753,469
Gtd. Notes	Ba2	9.38	2/1/13	225	251,438
Sr. Notes	Ba3	8.00	1/15/24	395	440,425
Jefferson Smurfit Corp., Gtd. Notes	B2	7.50	6/1/13	155	154,225
MDP Acquisitions, Sr. Notes	B3	9.63	10/1/12	195	209,625
Neenah Paper, Inc., Sr. Notes 144A	B1	7.38	11/15/14	100	96,000
Norske SKOG, Gtd. Notes	Ba3	8.63	6/15/11	220	227,700
Stone Container Corp.,
Sr. Notes	B2	8.38	7/1/12	325	335,563
Sr. Notes	B2	9.25	2/1/08	450	479,250
Tembec Industries, Inc., Gtd. Notes	B2	8.50	2/1/11	470	445,325

					4,919,457
Pharmaceuticals—1.6%

Biovail Corp., Sr. Sub. Notes	B2	7.88	4/1/10	660	656,700
Elan Finance PLC (Ireland), Sr. Notes 144A	B3	7.75	11/15/11	270	201,825
Valeant Pharmaceuticals, Sr. Notes	B1	7.00	12/15/11	140	141,400

					999,925
Restaurants—4.2%

AmeriQual Group LLC, Sec’d. Notes 144A	B1	9.00	4/1/12	180	181,800
El Pollo Loco, Inc., Sec’d. Notes	B2	9.25	12/15/09	450	458,999
Lazydays RV Center, Inc., Sr. Notes	B3	11.75	5/15/12	670	721,925
Mortons Restaurant Group, Inc.,
Sr. Sec’d. Notes	B2	7.50	7/1/10	215	207,475
JC Penney Co., Inc., Notes	Ba2	7.60	4/1/07	150	154,500
Real Mex Restaurants, Inc., Sec’d. Notes	B2	10.00	4/1/10	205	213,713
Rite Aid Corp.,
Sec’d. Notes 144A	B2	7.50	1/15/15	120	115,200
Sec’d. Notes	B2	8.13	5/1/10	555	563,325

					2,616,937
Supermarkets—1.0%

Delhaize America, Inc., Gtd. Notes	Ba1	9.00	4/15/31	175	212,614
Great Atlantic & Pacific Tea, Inc., Sr. Notes	Caa1	9.13	12/15/11	175	171,938
Pathmark Stores, Gtd. Notes	Caa1	8.75	2/1/12	255	247,988

					632,540

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2005	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Technology & Related—5.9%

Activant Solutions, Inc., Sr. Notes	B2	10.50%	6/15/11	$240	$255,600
Amkor Technologies, Inc., Sr. Notes	B3	7.13	3/15/11	435	366,488
Iron Mountain, Inc., Gtd. Notes	Caa1	8.25	7/1/11	225	227,250
Lucent Technologies, Inc., Debs.	B2	6.45	3/15/29	150	129,375
Magnachip Semiconductor SA, Sr. Sub. Notes 144A	B2	8.00	12/15/14	135	138,038
Nortel Networks Ltd., Notes (Canada)	B3	6.13	2/15/06	315	315,788
Sanmina-SCI Corp.,
Gtd. Notes 144A	B1	6.75	3/1/13	105	98,438
Sec’d. Notes	Ba2	10.38	1/15/10	440	492,799
Solectron Corp., Sr. Notes	B1	9.63	2/15/09	255	274,763
UGS Corp., Sr. Sub. Notes 144A	B3	10.00	6/1/12	220	243,100
Xerox Corp.,
Gtd. Notes	Ba2	9.75	1/15/09	305	343,888
Notes	Ba2	7.20	4/1/16	280	288,400
Sr. Notes	Ba2	7.63	6/15/13	475	496,374

					3,670,301
Tobacco—0.8%
Dimon, Inc., Gtd. Notes	B1	9.63	10/15/11	160	180,600
Standard Commercial Corp., Sr. Notes	Ba3	8.00	4/15/12	290	333,500

					514,100
Transportation—2.9%

American Airlines, Inc., Pass-Thru Certificates,
Ser. 1999-1, Class A-2	Baa3	7.02	10/15/09	130	131,861
Ser. 2001-2, Class A-2	Baa2	7.86	10/1/11	365	372,877
Continental Airlines, Inc., Pass-Thru Certificates,
Ser. 2001-1, Class A-2	Baa3	6.50	6/15/11	465	446,603
Ser. 1974, Class A	Baa3	6.90	1/2/18	85	83,563
Delta Air Lines, Inc.,
Debs.	Ca	7.90	12/15/09	525	202,125
Notes	Ca	10.38	2/1/11	45	17,775
Kansas City Southern Railway Co., Gtd. Notes	B2	9.50	10/1/08	410	446,899
Northwest Air Lines, Inc., Pass-Thru Certificates,
Ser. 2001-1	Baa3	6.84	4/1/11	80	79,112

					1,780,815
Utilities—18.0%

AES Corp.,
Sec’d. Notes 144A	Ba3	9.00	5/15/15	491	540,099
Sec’d. Notes 144A	Ba3	8.75	5/15/13	84	91,560
Sr. Notes	B1	8.88	2/15/11	625	676,562
Sr. Notes	B1	9.38	9/15/10	35	38,588
Sr. Notes	B1	9.50	6/1/09	20	21,875

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2005	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Utilities (cont’d.)

Alamosa Delaware, Inc., Gtd. Notes	Caa1	11.00%	7/31/10	$420	$477,750
Avista Corp., Sr. Notes	Ba1	9.75	6/1/08	380	432,901
Centerpoint Energy, Sr. Notes, Ser. B	Ba2	6.85	6/1/15	220	240,239
CMS Energy Corp.,
Sr. Notes	B1	9.88	10/15/07	485	526,225
Sr. Notes	B1	8.50	4/15/11	120	129,600
Colorado Interstate Gas Co., Sr. Notes 144A	B1	5.95	3/15/15	40	38,558
Delta Petroleum Corp., Sr. Notes 144A	B3	7.00	4/1/15	40	38,600
DPL, Inc., Sr. Notes	Ba2	6.88	9/1/11	220	233,743
Edison Mission Energy, Sr. Notes	B1	9.88	4/15/11	300	346,500
El Paso Energy Corp.,
Sr. Notes	Caa1	6.75	5/15/09	520	507,000
Sr. Notes	Caa1	7.00	5/15/11	330	316,800
EL Paso Natural Gas Co., Debs.	B1	8.63	1/15/22	80	90,850
EL Paso Production Holding Co., Gtd. Notes	B3	7.75	6/1/13	225	227,813
Enterprise Products Operating LP, Gtd. Notes	Baa3	6.88	3/1/33	205	214,825
Midwest Generation LLC., Sr. Sec’d. Notes	B1	8.75	5/1/34	275	306,625
Nevada Power Co.,
Genl. Ref. Mtge. 144A	Ba2	5.88	1/15/15	90	87,750
Notes, Ser. E	Ba2	10.88	10/15/09	115	128,800
Second Mtge.	Ba2	9.00	8/15/13	285	319,913
NorthWestern Corp., Sec’d. Notes 144A	Ba1	5.88	11/1/14	30	29,845
NRG Energy, Inc., Sec’d. Notes 144A	B1	8.00	12/15/13	265	280,238
Reliant Energy, Inc., Sec’d. Notes	B1	6.75	12/15/14	320	298,400
Semco Energy, Inc.,
Sr. Notes	Ba2	7.75	5/15/13	35	36,161
Sr. Notes	Ba2	7.13	5/15/08	20	20,357
Southern Natural Gas Co., Notes	B1	7.35	2/15/31	90	91,925
Teco Energy, Inc.,
Notes	Ba2	7.20	5/1/11	295	310,856
Notes	Ba2	7.00	5/1/12	25	26,094
Tennessee Gas Pipeline Co., Bonds	B1	8.38	6/15/32	160	177,805
Texas Genco LLC, Sr. Notes 144A	B1	6.88	12/15/14	165	165,413
TNP Enterprises, Inc., Sr. Sub. Notes, Ser.B	B2	10.25	4/1/10	500	527,499
TXU Corp.,
Notes 144A	Ba1e	5.55	11/15/14	235	222,971
Notes 144A	Ba1	6.50	11/15/24	465	444,358
Notes 144A	Ba1	6.55	11/15/34	235	222,791
Aquila, Inc., Sr. Notes	B2	9.95	2/1/11	430	481,600
Western Resources, Inc., Sr. Notes	Ba1	7.13	8/1/09	410	443,022
Williams Cos., Inc.,
Debs.	B1	7.50	1/15/31	205	215,251
Notes	B1	7.13	9/1/11	765	798,468
Notes	B1	7.63	7/15/19	70	75,775
Notes	B1	7.75	6/15/31	15	16,200
Notes	B1	7.88	9/1/21	70	76,300
Notes	B1	8.13	3/15/12	130	142,350

					11,136,855

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2005	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Wireless—7.0%

American Cellular Corp., Sr. Notes, Ser. B	Caa1	10.00%	8/1/11	$460	$423,200
Centennial Cellular Communications Corp.,
Sr. Notes	Caa1	8.13	2/1/14	235	240,875
Sr. Notes	Caa1	10.13	6/15/13	430	475,150
Crown Castle International Corp., Sr. Notes	B3	9.38	8/1/11	245	266,438
Dobson Cellular Systems, Sec’d. Notes 144A	B2	8.38	11/1/11	230	234,600
Nextel Communications, Inc.,
Sr. Notes	Ba3	9.50	2/1/11	1,240	1,376,399
Sr. Notes	B3	12.50	11/15/09	298	327,800
Rogers Wireless Communications, Inc. (Canada),
Sec’d. Notes	Ba3	7.50	3/15/15	335	345,888
Sr. Sec’d. Notes	Ba3	9.63	5/1/11	450	510,750
Rural Cellular Corp.,
Sec’d. Notes	B2	8.25	3/15/12	45	45,900
Sr. Notes	Caa1	9.88	2/1/10	90	90,450

					4,337,450
Wireline—8.9%

Alaska Communications Systems
Holdings, Inc., Gtd. Notes	B2	9.88	8/15/11	229	241,595
AT&T Corp.,
Sr. Notes	Ba1	9.75	11/15/31	185	225,700
Sr. Notes	Ba1	9.05	11/15/11	885	1,005,580
Citizens Communications Co., Notes	Ba3	9.25	5/15/11	840	919,799
GCI, Inc., Sr. Notes	B2	7.25	2/15/14	695	674,150
MCI, Inc., Sr. Notes
Sr. Notes	B2	6.91	5/1/07	140	142,450
Sr. Notes	B2	7.69	5/1/09	240	249,600
Sr. Notes	B2	8.74	5/1/14	280	308,000
Qwest Communications International, Inc., Gtd. Notes 144A	B3	7.25	2/15/11	680	664,700
Qwest Services Corp., Notes 144A	Caa1	14.50	12/15/14	705	851,287
US West Communications Corp., Debs.	Ba3	6.88	9/15/33	260	224,250

					5,507,111

Total long-term corporate bonds (cost $85,451,715)					88,141,700
COMMON STOCKS—0.1%				Shares
World Kitchen, Inc.(b) (cost $1,380,433)				6,031	54,279

Total long-term investments (cost $86,832,148)					88,195,979

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2005	THE HIGH YIELD PLUS FUND, INC.

Description	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS—1.8%
REPURCHASE AGREEMENT
JP Morgan, 2.87% dated 3/31/05, due 4/1/05 in the amount of $1,100,088 (cost $1,100,000; collateralized by $1,123,322 Federal National Mortgage Association Bonds 5.50%, due 11/1/16-5/1/18, value of collateral including accrued interest is $1,123,322)	$1,100	$1,100,000
Total Investments—144.7%

(cost $87,932,148; Note 4)		89,295,979
Liabilities in excess of other assets—(44.7%)		(27,558,984)

Net Assets—100%		$61,736,995

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	Step coupon, rate 0% until 1/1/10; thereafter 9.625%.
(b)	Non-income producing security.

See Notes to Financial Statements.

Statement of Assets and Liabilities	THE HIGH YIELD PLUS FUND, INC.

Assets	March 31, 2005

Investments, at value (cost $87,932,148)	$89,295,979
Cash	20,339
Interest receivable	2,021,104
Receivable for investments sold	230,050
Prepaid assets	39,201

Total assets	91,606,673

Liabilities
Loan payable (Note 5)	28,500,000
Payable for investments purchased	561,608
Dividends payable	560,653
Accrued expenses	205,841
Advisory fee payable	27,450
Administration fee payable	10,980
Loan interest payable (Note 5)	3,146

Total liabilities	29,869,678

Net Assets	$61,736,995

Net assets were comprised of:
Common stock, at par	$160,288
Paid-in capital in excess of par	129,936,879

130,097,167
Overdistribution of net investment income	(465,716)
Accumulated net realized loss on investment transactions	(69,258,287)
Net unrealized appreciation on investments	1,363,831

Net assets, March 31, 2005	$61,736,995

Net asset value per share ($61,736,995 ÷ 16,028,827 shares of common stock issued and outstanding)	$3.85

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Operations

Net Investment Income	Year Ended March 31, 2005

Income
Interest	$7,954,125

Expenses
Investment advisory fee	319,954
Administration fee	127,981
Custodian’s fees and expenses	130,000
Legal fees and expenses	129,000
Insurance expense	95,000
Reports to shareholders	43,000
Directors’ fees and expenses	33,000
Transfer agent’s fees and expenses	29,000
Audit fee	23,500
Listing fee	12,000
Miscellaneous	41,810

Total expenses without interest expense	984,245
Loan interest expense (Note 5)	720,595

Total expenses	1,704,840

Net investment income	6,249,285

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions	2,149,554
Net change in unrealized appreciation on investments	(4,342,014)

Net loss on investments	(2,192,460)

Net Increase in Net Assets Resulting from Operations	$4,056,825

THE HIGH YIELD PLUS FUND, INC.

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended March 31, 2005

Cash flows from operating activities:
Interest and dividends received	$8,061,611
Operating expenses paid	(1,025,962)
Loan interest and commitment fees paid	(720,372)
Purchases of long-term portfolio investments	(51,816,097)
Purchases of short-term portfolio investments	(200,000)
Proceeds from sale of long-term portfolio investments	51,280,910
Increase in other assets	94,828

Net cash provided by operating activities	5,674,918

Cash flows from financing activities:
Net increase in loan payable	500,000
Cash dividends paid (excluding reinvestment of dividends of $514,470)	(6,199,994)

Net cash used in financing activities	(5,699,994)

Net decrease in cash	(25,076)
Cash at beginning of year	45,415

Cash at end of year	$20,339

Reconciliation of Net Increase in Net Assets to Net Cash Provided By Operating Activities
Net increase in net assets resulting from operations	$4,056,825

Increase in investments	(698,069)
Net realized gain on investment transactions	(2,149,554)
Net decrease in unrealized appreciation on investments	4,342,014
Decrease in receivable for investments sold	791,140
Decrease in interest receivable	107,486
Decrease in other assets	94,828
Decrease in payable for investments purchased	(828,258)
Decrease in accrued expenses and other liabilities	(41,494)

Total adjustments	1,618,093

Net cash flows provided by operating activities	$5,674,918

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended March 31, 2005	Year Ended March 31, 2004

Operations

Net investment income	$6,249,285	$6,692,532

Net realized gain (loss) on investment transactions	2,149,554	(1,805,085)

Net change in unrealized appreciation on investments	(4,342,014)	10,146,376

Net increase in net assets resulting from operations	4,056,825	15,033,823

Dividends from net investment income (Note 1)	(6,718,890)	(6,570,916)

Value of Fund shares issued to shareholders in reinvestment of dividends (Note 6)	514,470	612,054

Total increase (decrease)	(2,147,595)	9,074,961

Net Assets

Beginning of year	63,884,590	54,809,629

End of year	$61,736,995	$63,884,590

THE HIGH YIELD PLUS FUND, INC.

Notes to Financial Statements

The High Yield Plus Fund, Inc. (the “Fund”) was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund’s primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment of at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:  Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter—are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available or for which the pricing agent or market makers does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements:  In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

See Notes to Financial Statements

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the current daily rate of exchange.

(ii)  purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information:  The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts and premiums on debt obligations.

Securities Transactions and Net Investment Income:  Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:  The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates:  The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has agreements with, among others, Wellington Management Company, LLP (the “Investment Adviser”) and Prudential Investments LLC (the “Administrator”). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund’s average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund’s average weekly net assets.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended March 31, 2005, aggregated $50,987,839 and $50,489,770, respectively.

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

Note 4. Tax Information

In order to present undistributed (overdistribution of) net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, overdistribution of net investment income and accumulated net realized gain (loss) on investments. For the year ended March 31, 2005, the adjustments were to decrease overdistribution of net investment income by and increase accumulated net realized loss on investment transactions by $256,064 due primarily to differences in the treatment of amortization and consent fees between financial and tax reporting. Net investment income, net realized losses and net assets were not affected by this change.

For the years ended March 31, 2005 and 2004, the tax character of total dividends paid of $6,718,890 and $6,570,916, respectively, were from ordinary income.

As of March 31, 2005, the accumulated undistributed earnings on a tax basis was $125,393 of ordinary income. The tax basis differs from the amount shown on the Statement of Assets and Liabilities primarily due to the tax treatment of amortization and other cumulative timing differences.

In addition, the Fund had a capital loss carryforward as of March 31, 2005, of approximately $68,596,000, of which $6,738,000 expires in 2008, $8,395,000 expires in 2009, $24,697,000 expires in 2010, $26,140,000 expires in 2011 and $2,626,000 expires in 2012. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund utilized approximately $1,968,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended March 31, 2005.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2005 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$88,593,938	$3,738,574	$3,036,533	$702,041

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes.

Note 5. Borrowings

The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $35,000,000. Interest on any such borrowings is based on market rates and is payable quarterly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The average daily balance outstanding during the year ended March 31, 2005, was $28,279,452 at a weighted average interest rate of 2.55%. The maximum face amount of borrowings outstanding at any month-end during the year ended March 31, 2004 was $29,000,000. The current borrowings of $28,500,000 (at a weighted average interest rate of 3.97%) will mature between April 29, 2005 and September 30, 2005.

The Fund pays commitment fees at an annual rate of .09 of 1% on any unused portion of the credit facility. Commitment fees are included in “Loan Interest” as reported on the Statement of Operations.

Note 6. Capital

There are 100 million shares of common stock authorized at $.01 par value per share. During the years ended March 31, 2005 and March 31, 2004, the Fund issued 123,661 and 153,853 shares in connection with reinvestment of dividends, respectively.

Note 7. Dividends

On May 24, 2005, the Board of Directors of the Fund declared dividends of $0.030 per share payable on July 8, 2005, August 12, 2005 and September 9, 2005, to stockholders of record on June 30, 2004, July 29, 2004 and August 31, 2005, respectively.

Financial Highlights	THE HIGH YIELD PLUS FUND, INC.

	Year Ended March 31,
	2005	2004	2003	2002	2001
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$4.02	$3.48	$3.92	$5.02	$6.42

Income from investment operations
Net investment income	.39	.44	.42	.62	.81
Net realized and unrealized gain (loss) on investments	(.14)	.52	(.45)	(1.00)	(1.34)

Total from investment operations	.25	.96	(.03)	(.38)	(.53)

Less dividends and distributions
Dividends from net investment income	(.42)	(.42)	(.41)	(.72)	(.86)
Distributions in excess of net investment income	—	—	—	—	(.01)

Total dividends and distributions	(.42)	(.42)	(.41)	(.72)	(.87)

Net asset value, end of year(a)	$3.85	$4.02	$3.48	$3.92	$5.02

Market price per share, end of year(a)	$4.10	$4.30	$3.63	$4.38	$6.20

TOTAL INVESTMENT RETURN(b):	5.24%	31.45%	(6.41)%	(19.20)%	15.49%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)	$61,737	$63,885	$54,810	$61,339	$77,593
Average net assets (000 omitted)	$63,774	$61,020	$53,407	$67,722	$88,620
Ratio to average net assets:
Expenses, before loan interest and commitment fees	1.54%	1.52%	1.53%	1.33%	1.26%
Total expenses	2.67%	2.42%	2.72%	3.19%	3.92%
Net investment income	9.80%	11.34%	11.82%	14.15%	14.00%
Portfolio turnover rate	56%	53%	87%	76%	68%
Total debt outstanding at end of year (000 omitted)	$28,500	$28,000	$21,000	$22,000	$28,000
Asset coverage per $1,000 of debt outstanding	$3,166	$3,282	$3,610	$3,788	$3,771

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods less than one year are not annualized.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of The High Yield Plus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The High Yield Plus Fund, Inc., including the portfolio of investments, as of March 31, 2005, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to April 1, 2003, were audited by another independent registered public accounting firm, whose report, dated May 28, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The High Yield Plus Fund, Inc., as of March 31, 2005, and the results of its operations and its cash flow for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 23, 2005

Tax Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (March 31, 2005) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended March 31, 2005, the Fund paid dividends of $0.42 per share, which are taxable as ordinary income.

In January 2006, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 2005 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Other Information (Unaudited)

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Equiserve Trust Company, N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Proxy Voting Policies and Procedures. The Fund votes proxies related to the portfolio’s securities according to a set of policies and procedures approved by the Fund’s board. A description of the policies and procedures may be obtained, without charge, by calling (800) 451-6788 or by visiting the SEC’s website at www.sec.gov.

Availability Of Quarterly Portfolio Schedule. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Certifications. The required annual certification for the previous year was submitted to the NYSE. The Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Information pertaining to the Directors of the Fund is set forth below.

Directors

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years and Other Directorships Held**
David E. A. Carson (70)	Director	Since 2004 (Class I)	Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank; Director or Trustee of 92 portfolios within Prudential Fund Complex since 2003; Director of United Illuminating and UIL Holdings (utility company) since 1993.

Eugene C. Dorsey (78)	Director	Since 1996 (Class I)	Retired. Formerly President, Chief Executive Officer and Trustee, Gannett Foundation (now Freedom Forum) (1981-1989); former publisher of four Gannett newspapers and Vice President of Gannett Co., Inc. (publishing) (1978-1981); past Chairman, Independent Sector, Washington, D.C. (national coalition of philanthropic organization) (1989-1992); and former Chairman of the American Council for the Arts; former Director, Advisory Board of Chase Manhattan Bank of Rochester.

Robert E. La Blanc (71)	Director	Since 1999 (Class II)	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom. Director or Trustee of 92 portfolios within Prudential Mutual Fund complex since 1999. Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Trustee of Manhattan College.

Douglas H. McCorkindale (65)	Director	Since 1996 (Class II)	Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.; Director or Trustee of 92 portfolios within Prudential Mutual Fund Complex since 1996; Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years and Other Directorships Held**
Thomas T. Mooney (63)	Director	Since 1988 (Class III)	Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003); Vice President and Director of Hi-Tech of Rochester; Director or Trustee of 42 portfolios within the Prudential Mutual Fund complex since 1999.

Richard A. Redeker (61)	Director	Since 2005 (Class I)	Retired. Management Consultant of Invesmart, Inc. (August 2001 to October 2001); employee of Prudential Investments LLC (October 1996 to December 1998); currently, Director or Trustee of 92 portfolios within the Prudential mutual fund complex since 2003; Director of Invesmart, Inc. since 2001 and PennTank Lines. Inc. since 1999.

Robin B. Smith (65)	Director	Since 2005 (Class II)	Chairman of the Board since January 2003 of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House; currently, Director or Trustee of 92 portfolios within the Prudential mutual fund complex since 2003; Director of BellSouth Corporation (telecommunications) since 1992.

Stephen D. Stoneburn (61)	Director	Since 2005 (Class III)	President and Chief Executive Officer since June 1996 of Quadrant Media Cop. (publishing company); President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989); currently, Director or Trustee of 92 portfolios within the Prudential mutual fund complex since 2003.

Clay T. Whitehead (66)	Director	Since 2000 (Class III)	President (since 1983) of National Exchange Inc. (new business development firm); Director or Trustee of 92 portfolios within Prudential Mutual Fund complex since 1999.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Information pertaining to the officers of the Fund, other than Mr. Mooney (who is listed above), is set forth below.

Officers

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years
Lee Augsberger (45)	Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer (since May 2003) of Prudential Investments LLC; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Deborah A. Docs (47)	Secretary	Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Robert F. Gunia (58)	Vice President	Since 2004	Chief Administrative Officer (since June 1999) of Prudential Investments LLC; Executive Vice President and Treasurer (since January 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years
Judy A. Rice (57)	President	Since 2004	President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of Prudential Investments LLC; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Grace C. Torres (45)	Treasurer and Principal Financial and Accounting Officer	Since 2002	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

*	The Board of Directors is divided into three classes, each of which has three year terms. Class II term expires this year. Officers are generally elected by the Board to one year terms.
**	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940 (“1940 Act”). Each Director of the Fund, except Mr. Mooney and Mr. Dorsey, oversees three other portfolios within the Fund’s “Fund Complex”. The Fund’s Fund Complex consists of a group of investment companies and series of investment companies that are advised by the Investment Adviser.
(1)	The address for each Director and Officer is c/o The Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2005 and March 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,500 and $22,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audit for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Wellington Management Company, LLP

Proxy Policies and Procedures

Dated: April 30, 2004

Introduction

Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the

Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

Statement of Policies	As a matter of policy, Wellington Management: 1 Takes responsibility for voting client proxies only upon a client’s written request.

2

Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5

Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6

Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7

Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Proxy Policies and

Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting

Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight	Wellington Management has a Proxy Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Corporate Operations Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management’s Proxy Voting Guidelines, and handled as follows:

•      Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

•      Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•      Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes. Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy, Immaterial Impact, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
10/1/2004 through 10/31/2004	0	0.00	0	0
11/1/2004 through 11/30/2004	0	0.00	0	0
12/1/2004 through 12/31/2004	0	0.00	0	0
1/1/2005 through 1/31/2005	0	0.00	0	0
2/1/2005 through 2/28/2005	0	0.00	0	0
3/1/2005 through 3/31/2005	0	0.00	0	0
Total	0	0.00	0	0

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The High Yield Plus Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Prudential Financial, Inc.

Date May 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date May 26, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date May 26, 2005

*	Print the name and title of each signing officer under his or her signature.